UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2015
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.    Results of Operations and Financial Condition.

On January 23, 2015, State Street Corporation (“State Street” or the “Company”) issued a news release announcing its results of operations for the fourth quarter of 2014 and full-year 2014. Copies of that news release and accompanying fourth-quarter 2014 and full-year 2014 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

In addition, a slide presentation providing highlights of State Street's fourth-quarter 2014 and full-year 2014 results of operations and information pertaining to its investment portfolio as of December 31, 2014, which will be made available in connection with the investor conference call to be held by the Company on January 23, 2015, is furnished with this Current Report on Form 8-K as Exhibit 99.3.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

State Street Corporation's news release dated January 23, 2015, announcing its fourth-quarter 2014 and full-year 2014 results of operations, and accompanying fourth-quarter 2014 and full-year 2014 financial information addendum, are furnished herewith as Exhibits 99.1 and 99.2, respectively; and a slide presentation providing highlights of State Street's fourth-quarter 2014 and full-year 2014 results of operations and information pertaining to its investment portfolio as of December 31, 2014, which will be made available in connection with the investor conference call referenced in the January 23, 2015 news release, is furnished herewith as Exhibit 99.3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ SEAN P. NEWTH
	Name:	Sean P. Newth
	Title:	Senior Vice President, Chief Accounting Officer and Controller
Date: January 23, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	State Street's news release dated January 23, 2015, announcing its fourth-quarter 2014 and full-year 2014 results of operations
99.2	State Street's fourth-quarter 2014 and full-year 2014 financial information addendum
99.3	Slide presentation providing highlights of State Street's fourth-quarter 2014 and full-year 2014 results of operations and information pertaining to its investment portfolio as of December 31, 2014